                                   [GRAPHIC]

                                    COLONIAL
                                 NORTH CAROLINA
                                TAX-EXEMPT FUND



                               SEMIANNUAL REPORT
                                 JULY 31, 1996



                         NOT FDIC-    MAY LOSE VALUE
                         INSURED      NO BANK GUARANTEE

               COLONIAL NORTH CAROLINA TAX-EXEMPT FUND HIGHLIGHTS
                        FEBRUARY 1, 1996 - JULY 31, 1996

INVESTMENT OBJECTIVE: Colonial North Carolina Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and North Carolina state personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

THE FUND IS DESIGNED TO OFFER:

 - High monthly double-tax-free income
 - Long-term appreciation
 - Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "The Fund is invested in a mixture of high quality, lower coupon bonds that could provide the potential for price appreciation, and lower quality, high coupon bonds that could enhance cash flows and could help support the net asset value during periods of rising interest rates." - Robert Waas


               COLONIAL NORTH CAROLINA TAX-EXEMPT FUND PERFORMANCE


                                                CLASS A          CLASS B

     Inception dates                             9/1/93         9/1/93
     Distributions declared per share*           $0.188         $0.162
     SEC yields on 7/31/96**                       5.12%          4.62%
     Taxable-equivalent SEC yields***              9.19%          8.29%
     Total returns, assuming reinvestment
     of all distributions and no sales charge
     or contingent deferred sales charge (CDSC)
     6-months                                     (0.66)%        (1.03)%
     Net asset value per share at 7/31/96        $ 7.03         $ 7.03


*A portion of the Fund's income may be subject to the alternative minimum tax.

**The 30-day SEC yields on July 31, 1996 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Adviser had not waived or borne certain Fund expenses, SEC yields would have been lower; the yield for Class A shares would have been 4.45% and the yield for Class B shares would have been 3.92%.

***Taxable-equivalent SEC yields are based on the maximum effective 44.3% federal and North Carolina income tax rates.

QUALITY BREAKDOWN
(as of 7/31/96)

AAA ............................  53.4%
AA .............................  22.0%
A ..............................  20.7%
Non-rated ......................   1.9%
Cash & Equivalents .............   2.0%



TOP FIVE SECTORS
(as of 7/31/96)
Water & Sewer ..................  16.2%
Public Improvement .............  14.5%
General Obligations ............  14.4%
Housing ........................  13.2%
Hospitals ......................  12.5%


Sector classifications are based upon Colonial's defined criteria as used in the investment process. Because the Fund is actively managed, quality and sector weightings will change.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                                         [PHOTO]

I am pleased to present your Fund's semiannual report for the period ended July 31, 1996. Your receipt of this report provides us with the opportunity to reflect on the investment environment of the past six months.

In the bond market, significantly stronger than expected economic indicators early in the period stirred inflation fears and propelled long-term interest rates upward. The Federal Reserve Board lowered short-term interest rates in January, but failed to continue the easing trend that the market anticipated. As a result, long-term interest rates rose during the period, eliminating almost half of the ground gained during 1995's bond market rally. Bond market volatility continues, based upon receipt of conflicting economic reports and changing expectations of Federal Reserve Board activity.

While market conditions put pressure on municipal bond prices as well, there was some good news for the tax-exempt sector. Some of the significant reasons that municipal bonds outperformed Treasury bonds were technical, such as low supply and strong retail market support. Others were fundamental, such as the easing of fears generated by tax-reform proposals, particularly those promoting a flat tax.

In the stock market, generally favorable conditions prevailed throughout most of the period, with both large company and small company stocks posting strong performance until July, when a price correction took place. As a result of that correction, stock indices generally posted negative total returns for July.

Our expectations for the remainder of 1996 include a moderating economy. We do believe that the economy will continue to grow, although at a slower pace than was indicated earlier this year. The lack of any appreciable wage and price pressure should put the bond market's fears of inflation to rest. Therefore, we are optimistic that market psychology will shift and volatility will decline by year-end.

As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,

/s/ Harold W. Cogger
Harold W. Cogger
President
September  11, 1996

                           PORTFOLIO MANAGEMENT REPORT

ROBERT WAAS is portfolio manager of the Colonial North Carolina Tax-Exempt Fund and is vice president of Colonial Management Associates, Inc.

Q: WHAT WAS THE FUND'S STRATEGY DURING THE PAST SIX MONTHS?

A: We implemented a two-part strategy near the beginning of the period. First, we reduced our investment in 30-year discount bonds that are priced to maturity and increased our investments in 30-year premium bonds that are priced to call. Because the call date occurs much earlier than the 30-year final maturity, the interest rate sensitivity of callable bonds is lower, effectively the same as that of other bonds that would mature on the call date. Second, to the extent that we chose to own discount bonds, we exchanged those with 30-year maturities for bonds with 15 to 20-year maturities. Both moves had the effect of increasing the Fund's holdings of shorter effective maturities, reducing the expected price swings in response to interest rate changes.

Q: HOW DID THE FUND'S SIX MONTH PERFORMANCE COMPARE TO THE LEHMAN BROTHERS MUNICIPAL BOND INDEX?

A: The Fund underperformed the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index that tracks the performance of the municipal bond market. The Index's holdings represent many states, not just North Carolina. The total return for the Fund's Class A shares, based on net asset value, was down 0.66%, while the return on the Index was down 0.30%. This underperformance is attributable to the Fund's narrower range of investments, which was only partially offset by the Fund's shorter average duration and greater coupon income from holdings of premium, high coupon bonds.

Q: WHAT FACTORS CONTRIBUTED TO PERFORMANCE DURING THIS PERIOD?

A: The biggest factor was a number of stronger than expected economic reports that resulted in interest rates moving up close to 100 basis points over the period, which had a negative effect on fixed income investments. Other factors included a tight supply of North Carolina bonds, which created a challenging environment for implementing the Fund's strategy and shifting its focus towards bonds with shorter effective maturities. However, higher levels of coupon income from premium bonds acquired near the beginning of the period have enhanced total return.

Q: HOW IS THE STATE'S ECONOMY FARING?

A: Our outlook on the State of North Carolina remains very positive. The State's economic base continues to expand as corporations are attracted by a relatively low cost of doing business and a high quality of life. Growth continues to exceed the national average, while unemployment is well below the national average. We are monitoring certain economic centers, such as Charlotte, for infrastructure needs as economic expansion continues. While funding these projects will increase borrowing needs, we anticipate that positive demographics and expected population growth will be more than adequate to support the additional debt load.

Q: WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1996?

A: A number of recent reports have indicated stronger economic growth.
Despite these growth indicators, we have not seen any appreciable wage and price pressure, which should calm the market's fears of inflation. We do expect continued volatility and fluctuating interest rates through the end of the year, with only a modest prospect for tax-exempt bonds to appreciate in price. However, we believe that Fund shareholders should continue to receive competitive income-oriented return during this portion of the market cycle and that the Fund should be positioned to generate strong total returns when interest rates decline.

         COLONIAL NORTH CAROLINA TAX-EXEMPT FUND INVESTMENT PERFORMANCE
                  Change in Value of $10,000 from 9/93 to 7/96
            Based on Maximum Offering Price (MOP) for Class A Shares
   and Applicable Contingent Deferred Sales Charges (CDSC) for Class B Shares


                                 Class A Shares

                                    LEHMAN
    $11,475
                                    NAV
    $11,020
                                    MOP
    $10,496



                NAV             MOP             Lehman

9/1/93          10000            9525           10000
                10070            9592           10114
                10061            9583           10133
                 9957            9484           10044
                10164            9681           10256
                10222            9736           10373
                 9900            9430           10104
                 9315            8872            9693
                 9415            8968            9775
                 9529            9076            9859
                 9477            9027            9799
                 9621            9164            9979
                 9667            9208           10014
                 9502            9051            9867
                 9253            8814            9691
                 9029            8600            9516
                 9305            8863            9725
                 9654            9195           10004
                 9991            9516           10294
                10111            9631           10413
                10130            9649           10425
                10397            9903           10758
                10208            9723           10664
                10287            9798           10765
                10377            9884           10901
                10468            9971           10970
                10665           10158           11130
                10892           10375           11314
                11030           10506           11423
                11093           10566           11509
                10973           10451           11432
                10822           10308           11286
                10794           10281           11254
                10827           10313           11250
7/31/96         10924           10405           11372

                                 Class B Shares

                                    LEHMAN
    $11,475
                                    NAV
    $10,782
                                    W/CDSC
    $10,501

                NAV             MOP             Lehman

9/93            10000           10000           10000
                10064           10064           10114
                10049           10049           10133
                 9938            9938           10044
                10138           10138           10256
                10190           10190           10373
                 9863            9863           10105
                 9274            9274            9693
                 9368            9368            9775
                 9475            9475            9860
                 9418            9418            9800
                 9554            9554            9979
                 9594            9594           10014
                 9425            9425            9867
                 9171            9171            9692
                 8943            8943            9516
                 9211            9211            9726
                 9551            9551           10004
                 9878            9878           10295
                 9991            9991           10413
                10004           10004           10426
                10261           10261           10758
                10069           10069           10664
                10140           10140           10765
                10223           10223           10902
                10306           10306           10971
                10494           10494           11130
                10711           10711           11315
                10840           10840           11424
                10895           10894           11510
                10770           10770           11432
                10615           10615           11286
                10581           10581           11254
                10606           10606           11250
                10695           10695           11372
7/96            10782           10501           11475

                         AVERAGE ANNUAL TOTAL RETURNS AS
                   of June 30, 1996 (most recent quarter end)

                                                             5

                           CLASS A SHARES                  CLASS B SHARES
                           Inception 9/1/93              Inception 9/1/93

                          NAV            MOP            NAV           w/CDSC
1 year                    7.00%          1.92%          6.21%         1.21%
Since inception           3.17%          1.41%          2.40%         1.44%


The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. The performance of the Index does not reflect fees or expenses associated with an actual investment.

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV return does not include sales charges or CDSC. MOP return includes the maximum sales charge of 4.75%. The CDSC return reflects the maximum charge of 5% for one year and 3% since inception. If the Adviser had not waived or borne certain Fund expenses, total returns would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO

                     JULY 31, 1996 (UNAUDITED, IN THOUSANDS)

MUNICIPAL BONDS - 97.0%                                                         PAR          VALUE
-----------------------------------------------------------------------------------------------------
CERTIFICATES OF PARTICIPATION - 8.5%
      Charlotte:
       Charlotte-Mecklenburg Law Project,
        Series 1993-B,
                                                   5.375%       06/01/13       $  700       $  681
       Cityfair Parking Facility,
        Series 1994-A,
                                                   6.125%       06/01/10          430          443
      Durham County,
       Hospital & Office Facilities,
        Series 1994,
                                                   6.000%       05/01/14        1,000        1,016
      Randolph County,
       Randolph County Project,
        Series 1995,
                                                   5.300%       06/01/15          640          603
                                                                                            ------
                                                                                             2,743
                                                                                            ------
 .................................................................................................
EDUCATION - 8.8%
      East Carolina University,
       Series 1994,
                                                   6.200%       11/01/15          475          494
      State Education Assistance Authority,
       Series 1996-C,
                                                   6.350%       07/01/16        1,000        1,006
      State Educational Facilities Finance
       Agency, Duke University, Series C,
                                                   6.750%       10/01/21        1,235        1,340
                                                                                            ------
                                                                                             2,840
                                                                                            ------
 .................................................................................................
GENERAL OBLIGATIONS - 14.2%
      Lincoln County,
       Series 1994,
                                                   5.100%       06/01/10          600          575
      Onslow County,
       Series 1995,
                                                   5.700%       03/01/16          500          497
      Orange County,
       Series 1994,
                                                   5.500%       02/01/14          490          474

                       Investment Portfolio/July 31, 1996
--------------------------------------------------------------------------------------------------------
      PR Commonwealth of Puerto Rico:
       Series 1996,
                                                      6.500%       07/01/14       $1,000       $1,090
       Series 1994:
                                                      6.400%       07/01/11          500          524
                                                      6.500%       07/01/23          500          524
      State, Series 1994-A,
                                                      4.750%       02/01/13        1,000          893
                                                                                               ------
                                                                                                4,577
                                                                                               ------
 ....................................................................................................
HEALTH - 16.7%
  HOSPITALS
      Charlotte-Mecklenburg Hospital
       Authority, Series 1992,
                                                      6.250%       01/01/20        1,500        1,526
      Lincoln County,
       Lincoln County Hospital,
                                                      9.000%       05/01/07          285          342
      New Hanover County,
       New Hanover Regional Medical Center,
       Series 1993,
                                                      4.750%       10/01/13          500          446
      State Medical Care Commission:
       Mercy Hospital, Series 1992,
                                                      6.500%       08/01/15        1,000        1,046
       Presbyterian Health Services Corp.,
       Series 1993,
                                                      5.500%       10/01/20          360          339
       St. Joseph's Hospital Project, Series 1994,
                                                      5.100%       10/01/14          555          511
      University of North Carolina at
       Chapel Hill, University Hospital,
       Series 1996,
                                                      5.250%       02/15/19          750          691
      Wake County, Series 1993,
                                                      5.125%       10/01/13          500          467
                                                                                               ------
                                                                                                5,368
                                                                                               ------
 ....................................................................................................
HOUSING - 13.1%
  MULTI-FAMILY - 11.5%
      Durham, Durham Hosiery
       Mill Project, Series 1987,
                                                      7.500%       08/01/29        1,575        1,681
      Eastern Carolina Regional Housing
       Authority, Jacksonville New River
       Apartments, Series 1994,
                                                      8.250%       09/01/14          250          251

                       Investment Portfolio/July 31, 1996
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                                               PAR         VALUE
---------------------------------------------------------------------------------------------------------
HOUSING - CONT.
  MULTI-FAMILY - CONT.
      North Wilkesboro Housing
       Development Corp., Series 1995-A,
                                                     6.350%          10/01/22       $1,745       $1,771
                                                                                                 ------
                                                                                                  3,703
                                                                                                 ------
  SINGLE-FAMILY - 1.6%
      State Housing Finance Agency,
       Series W,
                                                     6.450%          09/01/14          485          501
                                                                                                 ------
 ......................................................................................................
PUBLIC FACILITIES IMPROVEMENT - 14.1%
      Charlotte, Convention Facilities
       Project, Series 1993-C,
                                                     5.250%          12/01/13(a)     1,550        1,473
      Cumberland County,
       Civic Center Project,
        Series 1995-A,
                                                     6.400%          12/01/24(a)     2,000        2,088
      Harnett County,
       Harnett County Projects,
        Series 1994,
                                                     6.400%          12/01/14          250          261
      PR Commonwealth of Puerto Rico
       Public Buildings Authority, Series 1993-M,
       stepped coupon, (5.700% 07/01/98)
                                                     3.750%          07/01/16(b)       200          178
      Rowan County,
       Justice Center Project,
       Series 1992,
                                                     6.250%          12/01/07          500          532
                                                                                                 ------
                                                                                                  4,532
                                                                                                 ------
 ......................................................................................................
PUBLIC INFRASTRUCTURE - 0.8%
  TURNPIKE/TOLL ROAD/BRIDGE
      PR Commonwealth of Puerto Rico
       Highway & Transportation Authority,
        Series W,
                                                     5.500%          07/01/09          240          242
                                                                                                 ------
 ......................................................................................................
REFUNDED/ESCROW/SPECIAL OBLIGATIONS (c) - 3.1%
      State Municipal Power Agency,
       Catawba No. 1,  Series 1990,
                                                     5.500%          01/01/13        1,000        1,004
                                                                                                 ------
 ......................................................................................................

                       Investment Portfolio/July 31, 1996
-------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 1.6%
      Chapel Hill, Parking Facilities,
       Series 1994,
                                                         6.450%          12/01/23       $  500       $   515
                                                                                                     -------
 ...........................................................................................................
UTILITY - 3.6%
  MUNICIPAL ELECTRIC
      Concord Utilities System,
                                                         5.500%          12/01/19(a)     1,200         1,156
                                                                                                     -------
 ...........................................................................................................
WATER & SEWER - 12.5% Charlotte Water & Sewer:
       Series 1994,
                                                         5.800%          02/01/15        1,000         1,029
       Series 1995,
                                                         5.400%          04/01/15          500           492
      Fayetteville Public Works Commission,
       Series 1993,
                                                         4.750%          03/01/14(a)     1,500         1,318
      Mount Holly Water & Sewer,
       Series 1993,
                                                         4.900%          03/01/12          120           111
      PR Commonwealth of Puerto Rico
       Aqueduct & Sewer Authority,
        Series 1995,
                                                         6.250%          07/01/12        1,000         1,054
                                                                                                     -------
                                                                                                       4,004
                                                                                                     -------
TOTAL MUNICIPAL BONDS  (cost of $31,001) (d)                                                          31,185
                                                                                                     -------
SHORT-TERM OBLIGATIONS - 2.0%
--------------------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (e)
      Craven County Industrial Facilities &
       Pollution Control Financing Authority,
       John Hancock Resource Recovery, Inc.,
                                                         3.600%          05/01/11          440           440
      FL Pinellas County Health Facilities
       Authority, Series 1985,
                                                         3.750%          12/01/15          200           200
                                                                                                     -------
TOTAL SHORT TERM OBLIGATIONS                                                                             640
                                                                                                     -------
OTHER ASSETS & LIABILITIES, NET - 1.0%                                                                   317
---------------------------------------------------------------------------------------------------------------
NET ASSETS - 100%                                                                                    $32,142
                                                                                                     -------

NOTES TO INVESTMENT PORTFOLIO:

---------------------------------------------------------------------------
(a) These securities, or a portion thereof, with a market value of $6,035, are being used to collateralize open futures contracts.

(b) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.

(c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(d)   Cost for federal income tax purposes is the same.

(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 1996.

Short futures contracts open at July 31, 1996:

                      Par value                               Unrealized
                     covered by           Expiration         depreciation
    Type              contracts             month            at 07/31/96
---------------------------------------------------------------------------
Treasury bond           $3,200             September             $ 36



See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES

                            JULY 31, 1996 (UNAUDITED)

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $31,001)                                 $ 31,185
Short-term obligations                                                   640
                                                                    --------
                                                                      31,825
Receivable for:
  Interest                                            $   497
  Fund shares sold                                          2
Expense reimbursement due from Adviser                      5
Deferred organization expenses                             13
Other                                                      95            612
                                                      -------       --------
    Total Assets                                                      32,437

LIABILITIES
Payable for:
  Fund shares repurchased                                 138
  Distributions                                           134
  Variation margin on futures                              22
Accrued Deferred Trustees fees                              1
                                                      -------
    Total Liabilities                                                    295
                                                                    --------

NET ASSETS                                                          $ 32,142
                                                                    --------

Net asset value & redemption price per share -
Class A ($14,624/2,079)                                             $   7.03
                                                                    --------
Maximum offering price per share - Class A
($7.03/0.9525)                                                      $   7.38(a)
                                                                    --------
Net asset value & offering price per share -
Class B ($17,518/2,491)                                             $   7.03(b)
                                                                    --------

COMPOSITION OF NET ASSETS
Capital paid in                                                     $ 33,335
Undistributed net investment income                                       25
Accumulated net realized loss                                         (1,366)
Net unrealized appreciation (depreciation) on:
  Investments                                                            184
  Open futures contracts                                                 (36)
                                                                    --------
                                                                    $ 32,142
                                                                    --------


(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JULY 31, 1996 (UNAUDITED)

     (in thousands)
     INVESTMENT INCOME
     Interest                                                         $   953

     EXPENSES
     Management fee                                    $    89
     Service fee                                            23
     Distribution fee - Class B                             67
     Transfer agent                                         27
     Bookkeeping fee                                        14
     Trustees fee                                            6
     Custodian fee                                           1
     Audit fee                                              10
     Legal fee                                               4
     Registration fee                                        5
     Reports to shareholders                                 2
     Amortization of deferred
       organization expenses                                 3
     Other                                                   2
                                                       -------
                                                           253
     Fees and expenses waived or borne
        by the Adviser                                    (113)           140
                                                       -------        -------
            Net Investment Income                                         813
                                                                      -------


     NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
     Net realized gain (loss) on:
       Investments                                         (69)
       Closed futures contracts                            307
                                                       -------
            Net Realized Gain                                             238
     Net unrealized depreciation during
       the period on:
       Investments                                      (1,347)
       Open futures contracts                              (24)
                                                       -------
            Net Unrealized Depreciation                                (1,371)
                                                                      -------
                Net Loss                                               (1,133)
                                                                      -------
     Net Decrease in Net Assets from Operations                       $  (320)
                                                                      =======




     See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                      (Unaudited)
                                                      Six months      Year ended
(in thousands)                                       ended July 31    January 31
                                                     -------------    ----------
INCREASE (DECREASE) IN NET ASSETS                        1996           1996
Operations:
Net investment income                                  $   813        $ 1,746
Net realized gain (loss)                                   238         (1,167)
Net unrealized appreciation (depreciation)              (1,371)         4,031
                                                       -------        -------
    Net Increase (Decrease) from Operations               (320)         4,610
Distributions:
From net investment income - Class A                      (403)          (852)
From net investment income - Class B                      (412)          (894)
                                                       -------        -------
                                                        (1,135)         2,864
                                                       -------        -------
Fund Share Transactions:
Receipts for shares sold - Class A                         690          3,464
Value of distributions reinvested - Class A                235            493
Cost of shares repurchased - Class A                    (1,587)        (3,623)
                                                       -------        -------
                                                          (662)           334
                                                       -------        -------
Receipts for shares sold - Class B                       1,452          3,082
Value of distributions reinvested - Class B                213            468
Cost of shares repurchased - Class B                    (2,132)        (3,700)
                                                       -------        -------
                                                          (467)          (150)
                                                       -------        -------
    Net Increase (Decrease) from Fund
      Share Transactions                                (1,129)           184
                                                       -------        -------
        Total Increase (Decrease)                       (2,264)         3,048

NET ASSETS
Beginning of period                                     34,406         31,358
                                                       -------        -------
End of period (including undistributed
  net investment income of $25 and $22,
  respectively)                                        $32,142        $34,406
                                                       =======        =======

NUMBER OF FUND SHARES
Sold - Class A                                              98            495
Issued for distributions reinvested - Class A               34             70
Repurchased - Class A                                     (227)          (516)
                                                       -------        -------
                                                           (95)            49
                                                       -------        -------
Sold - Class B                                             208            440
Issued for distributions reinvested - Class B               30             67
Repurchased - Class B                                     (304)          (521)
                                                       -------        -------
                                                           (66)           (14)
                                                       -------        -------




See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 1996 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
 ................................................................................

In the opinion of management of Colonial North Carolina Tax-Exempt Fund (the
Fund), a series of Colonial Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
 ................................................................................

ORGANIZATION: The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

                   Notes to Financial Statements/July 31, 1996
--------------------------------------------------------------------------------

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $31,806 of expenses in connection with its organization, initial registration with the Securities and Exchange Commission and various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

                   Notes to Financial Statements/July 31, 1996
--------------------------------------------------------------------------------
NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro rata portion of the combined average net assets of Trust V as follows:

                 Average Net Assets          Annual Fee Rate
                 ------------------          ---------------
                  First $1 billion                0.55%
                  Next $1 billion                 0.50%
                  Over $2 billion                 0.45%

Effective January 1, 1996, the management fee applicable to the Trust is being reduced based on the following schedule for the first $1 billion in combined average net assets:

                                        Cumulative Annualized
                 Effective Date               Reduction
                 --------------               ---------
                 January 1, 1996               0.0125%
                 April 1, 1996                 0.0250%
                 July 1, 1996                  0.0375%
                 October 1, 1996               0.0500%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent) an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives a reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor) an affiliate of the Adviser, is the Fund's principal underwriter. For the six months ended July 31, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $2,265 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $56,534 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

               Valuation of shares                          Annual
            outstanding on the 20th of                       Fee
           each month which were issued                     Rate
           ----------------------------                     ----
            Prior to November 30, 1994                      0.10%
           On or after December 1, 1994                     0.25%

                   Notes to Financial Statements/July 31, 1996
--------------------------------------------------------------------------------

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.30% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4. PORTFOLIO INFORMATION
 ................................................................................

INVESTMENT ACTIVITY: During the six months ended July 31, 1996, purchases and sales of investments, other than short-term obligations, were $5,100,153 and $6,191,880, respectively.

Unrealized appreciation (depreciation) at July 31, 1996, based on cost of investments for both financial statement and federal income tax purposes was:

      Gross unrealized appreciation                  $ 632,382
      Gross unrealized depreciation                   (448,281)
                                                     ----------
          Net unrealized appreciation                $ 184,101
                                                     ----------

CAPITAL LOSS CARRYFORWARDS: At January 31, 1996, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                       Year of                        Capital loss
                     expiration                       carryforward
                     ----------                       ------------
                        2003                            $230,000
                        2004                             735,000
                                                        $965,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

                   Notes to Financial Statements/July 31, 1996
--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO INFORMATION - CONT.
 ................................................................................

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks, which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to different trading hours or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Fund's Statement of Statement of Assets and Liabilities at any given time.

NOTE 5. LINE OF CREDIT
 ................................................................................

The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended July 31, 1996.

                              FINANCIAL HIGHLIGHTS


Selected data for a share of each class outstanding throughout each period are as follows:

                                                           (Unaudited)
                                                         Six months ended
                                                             July 31                      Year ended January 31
                                                   --------------------------            -----------------------
                                                              1996                                1996
                                                   Class A            Class B            Class A         Class B
                                                   -------            -------            -------         -------
Net asset value -
   Beginning of period                             $ 7.270            $ 7.270            $ 6.680         $ 6.680
                                                   -------            -------            -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
  income (a)                                         0.188              0.162              0.386           0.334
Net realized and
  unrealized gain (loss)                            (0.240)            (0.240)             0.588           0.588
                                                   -------            -------            -------         -------
   Total from Investment
      Operations                                    (0.052)            (0.078)             0.974           0.922
                                                   -------            -------            -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                                            (0.188)            (0.162)            (0.384)         (0.332)
                                                   -------            -------            -------         -------
Net asset value -
   End of period                                   $ 7.030            $ 7.030            $ 7.270         $ 7.270
                                                   =======            =======            =======         =======
Total return (b)(c)                                  (0.66%)(d)         (1.03%)(d)         14.91%          14.07%
                                                   =======            =======            =======         =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                              0.44% (e)(f)       1.19% (e)(f)       0.33%(e)        1.08%(e)
Net investment income                                 5.34% (e)(f)       4.59% (e)(f)       5.47%(e)        4.72%(e)
Fees and expenses waived
 or borne by the Adviser                              0.69% (f)          0.69% (f)          0.76%           0.76%
Portfolio turnover                                      15% (d)            15% (d)            34%             34%
Net assets at end
 of period (000)                                   $14,624            $17,518            $15,813         $18,593

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:

                                                   $ 0.024            $ 0.024            $ 0.053         $ 0.053

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(f) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.


Selected data for a share of each class outstanding throughout each period are as follows:


                                                                                Period ended
                                                  Year ended January 31          January 31
                                                  ---------------------    ----------------------
                                                          1995                    1994 (b)
                                                   Class A     Class B     Class A        Class B
                                                   -------     -------     -------        -------
 Net asset value -
   Beginning of period                             $ 7.500     $ 7.500     $ 7.500        $ 7.500
                                                   -------     -------     -------        -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment
  income (a)                                         0.396       0.345       0.164          0.141
 Net realized and
  unrealized gain (loss)                            (0.822)     (0.822)         --             --
                                                   -------     -------     -------        -------
   Total from Investment
      Operations                                    (0.426)     (0.477)      0.164          0.141
                                                   -------     -------     -------        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
 From net investment
  income                                            (0.394)     (0.343)     (0.164)        (0.141)
                                                   -------     -------     -------        -------
 Net asset value -
   End of period                                   $ 6.680     $ 6.680     $ 7.500        $ 7.500
                                                   =======     =======     =======        =======
 Total return (c)(d)                                 (5.55%)     (6.27%)      2.22%(e)       1.90%(e)
                                                   =======     =======     =======        =======

RATIOS TO AVERAGE NET ASSETS
 Expenses                                             0.12%       0.87%       0.10%(f)       0.85%(f)
 Net investment income                                5.83%       5.08%       4.91%(f)       4.16%(f)
 Fees and expenses waived
  or borne by the Adviser                             0.93%       0.93%       1.20%(f)       1.20%(f)
 Portfolio turnover                                     37%         37%          1%(f)          1%(f)
 Net assets at end
  of period (000)                                  $14,189     $17,169     $13,710        $ 9,934

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:

                                                   $ 0.063     $ 0.063     $ 0.040        $ 0.040

(b) The Fund commenced investment operations on September 1, 1993.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Not annualized.

(f) Annualized.

                       THE COLONIAL FAMILY OF MUTUAL FUNDS
                       MUTUAL FUNDS FOR PLANNED PORTFOLIOS

Colonial offers a broad range of mutual funds, with objectives ranging from high current income to long-term growth. All Colonial funds are managed by seasoned professionals who bring their years of experience to the job of managing your money.

EQUITY FUNDS
Colonial Newport Tiger Cub Fund
Colonial Newport Tiger Fund
Colonial Newport Japan Fund
Colonial International Fund for Growth
Colonial Global Equity Fund
Colonial Global Natural Resources Fund
Colonial Utilities Fund
Colonial Strategic Balanced Fund
Colonial Small Stock Fund
Colonial Growth Shares Fund
Colonial U.S. Fund for Growth
The Colonial Fund
Colonial Global Utilities Fund

CORPORATE BOND FUNDS
Colonial High Yield Securities Fund
Colonial Strategic Income Fund
Colonial Income Fund

U.S. GOVERNMENT FUNDS
Colonial Federal Securities Fund
Colonial U.S. Government Fund
Colonial Adjustable Rate U.S. Government Fund
Colonial Government Money Market Fund

MUNICIPAL BOND FUNDS
Colonial High Yield Municipal Fund
Colonial State Tax-Exempt Funds (California, Connecticut, Florida, Massachusetts, Michigan, Minnesota, New York, North Carolina, Ohio) Colonial Tax-Exempt Fund
Colonial Tax-Exempt Insured Fund
Colonial Intermediate Tax-Exempt Fund
Colonial Short-Term Tax-Exempt Fund
Colonial Municipal Money Market Fund

Please consult your full-service financial adviser to determine how investing in specific Colonial funds may meet your unique needs.

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail, as your needs change over time.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly, or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAs: Choose from a broad range of retirement plans, including IRAs.



* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial North Carolina Tax-Exempt Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial North Carolina Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature Department at 1-800-248-2828 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial North Carolina Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives, and operating policies of the Fund.

[COLONIAL MUTUAL FUNDS LOGO]

Mutual Funds for
Planned Portfolios



                                    TRUSTEES

ROBERT J. BIRNBAUM

Trustee (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)


TOM BLEASDALE

Trustee (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)


LORA S. COLLINS

Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel


JAMES E. GRINNELL

Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)


WILLIAM D. IRELAND, JR.

Trustee (formerly Chairman of the Board, Bank of New England-Worcester)


RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)


WILLIAM E. MAYER

Dean, College of Business and Management, University of Maryland (formerly Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)


JAMES L. MOODY, JR.

Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)


JOHN J. NEUHAUSER

Dean, Boston College School of Management


GEORGE L. SHINN

Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)


ROBERT L. SULLIVAN

Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)


SINCLAIR WEEKS, JR.

Chairman of the Board, Reed & Barton Corporation




            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1996
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            NC-03/514C-0796 M (9/96)